UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

CorMedix Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34673	20-5894890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

389 Interpace Parkway, Suite 450 Parsippany, NJ	07054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 517-9500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CRMD	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 9, 2026, CorMedix Inc. (the “Company” or “CorMedix”) and Heron Therapeutics, Inc. (“Heron”) announced that the Company has entered into a definitive asset purchase agreement with Heron under which the Company will acquire substantially all of the assets of Heron. In connection with the announcement, the Company hosted a conference call and webcast for investors on November 9, 2026, and made available an investor presentation regarding the transaction. A copy of the transcript of the conference call is furnished with this Current Report on Form 8-K as Exhibit 99.1, and a copy of the investor presentation is furnished with this Current Report on Form 8-K as Exhibit 99.2, each of which is incorporated by reference herein.

The information in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

In connection with the Proposed Acquisition (as defined below), CorMedix has and may file relevant documents with the SEC regarding the Proposed Acquisition. This Current Report on Form 8-K is not a substitute for any other document that CorMedix may file with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ ANY RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Investors and stockholders may obtain these documents free of charge at the SEC’s website, www.sec.gov, and on the Investors section of CorMedix’s investor relations website at https://cormedix.com/investors/.

Participants in the Solicitation

CorMedix, Heron and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Heron’s stockholders in connection with the Proposed Acquisition. Information about the directors and executive officers of Heron, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 30, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/data/818033/000119312526196306/hrtx-20260430.htm, under the headings “Information Concerning the Board of Directors,” “Information Concerning Executive Officers,” “Corporate Governance – 2025 Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” “Certain Relationships and Related Person Transactions” and “Executive Compensation,” and information about the directors and executive officers of CorMedix, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in its proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 29, 2026, which is available online at https://www.sec.gov/ix?doc=/Archives/edgar/data/1410098/000121390026049311/ea0286136-05.htm, under the headings “Proposal No. 1 – Approval of the Director Election Proposal,” “Corporate Governance – Executive Officers,” “Security Ownership of Certain Beneficial Owners and Management,” “Director Compensation,” “Executive Compensation” and “Certain Relationships and Related Transactions,” and, in each case, in subsequently filed Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Forms 3, 4 and 5. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Heron’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the Proposed Acquisition when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents may be obtained, free of charge, from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The shares of CorMedix common stock to be issued to Heron in the Proposed Acquisition will be issued in a private placement in reliance on an exemption from the registration requirements of the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, that are subject to risks and uncertainties. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions. All statements, other than statements of historical facts, should be considered forward-looking statements, including, but not limited to, statements regarding the proposed acquisition by CorMedix of substantially all of the assets of Heron (the “Proposed Acquisition”); Heron’s ability to provide an additional revenue base of four FDA-approved commercial brands, with opportunities to drive future growth; the expected timing of closing; the anticipated benefits of the Proposed Acquisition, including expected synergies, diversification of revenue base and the expectation that the Proposed Acquisition will be accretive to earnings; statements regarding product strategy, growth and label expansion opportunities; development and expectations of CorMedix’s product pipeline, results of real-world studies, expectations regarding product utilization, reimbursement rates, and market access, including changes in CMS reimbursement methodology; the potential achievement of earn-out milestones and royalty payments; the commercial potential of ZYNRELEF and the other acquired products; the development of the acquired pipeline program; the terms, funding and availability of the Pharmakon term loan facility; CorMedix’s ability to pursue future business development transactions; and estimates of total addressable market size.

These statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including: the failure to obtain Heron stockholder approval or required regulatory clearances, or to satisfy other closing conditions, on a timely basis or at all; CorMedix’s ability to successfully integrate the acquired assets, achieve anticipated synergies, accretion, and EBITDA or Adjusted EBITDA on a timely basis or at all; the amount of any adjustments to the consideration under the asset purchase agreement; the occurrence of any event that could give rise to termination of the asset purchase agreement, including circumstances requiring Heron to pay a termination fee; the risk that CorMedix’s stock price may decline if the Proposed Acquisition is not completed; fluctuations in the price of CorMedix common stock; dilution to CorMedix’s stockholders; disruption to CorMedix’s and Heron’s business relationships with customers, suppliers and employees, including as a result of the announcement or pendency of the Proposed Acquisition, and diversion of management’s attention; restrictions on the conduct of Heron’s business while the Proposed Acquisition is pending; unexpected costs, liabilities or delays relating to the Proposed Acquisition and the acquired products; market acceptance and reimbursement of the acquired products, including continued eligibility for separate payment under the NOPAIN Act; changes to reimbursement rates and methodology, customer utilization, and other factors impacting the demand for CorMedix’s and Heron’s products; competition; manufacturing and supply risks; the incurrence of indebtedness and compliance with covenants under the Pharmakon facility; litigation relating to the Proposed Acquisition; uncertainty about CorMedix’s or Heron’s business, operations and strategy after the consummation of the Proposed Acquisition; and the other risks described in the periodic reports filed by CorMedix with the Securities and Exchange Commission (“SEC”), including its most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from CorMedix. All forward-looking statements are expressly qualified in their entirety by this cautionary statement, and readers are cautioned not to place undue reliance on them. Forward-looking statements speak only as of the date of this Current Report on Form 8-K, and CorMedix does not undertake any obligation to update them, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Call Transcript, dated November 9, 2026
99.2	Investor Presentation, dated November 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CorMedix Inc.

Date: November 10, 2026	By:	/s/ Joseph Todisco
	Name:	Joseph Todisco
	Title:	Chief Executive Officer

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